UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2018

ENERGY TRANSFER OPERATING, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On October 19, 2018, the registrant, Energy Transfer Partners, L.P., a Delaware limited partnership, changed its name to “Energy Transfer Operating, L.P.” (the “ETP Name Change”). References herein to the “Partnership” refer to Energy Transfer Partners, L.P. prior to the ETP Name Change, and Energy Transfer Operating, L.P. following the ETP Name Change.

Item 1.01. Entry into a Material Definitive Agreement.

5-Year Credit Agreement Amendment

On October 19, 2018, the Partnership entered into an Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement (the “Amendment to Revolving Credit Agreement”) with the lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent (the “Administrative Agent”), pursuant to which the lenders thereto severally agreed to (a) provide $1.00 billion in aggregate incremental commitments under the Partnership’s existing revolving credit facility provided pursuant to the Credit Agreement, dated as of December 1, 2017 (as amended, supplemented and modified, the “Revolving Credit Agreement”), by and among the Partnership, the several banks and other financial institutions party thereto and the Administrative Agent, (b) extend the maturity date of the Revolving Credit Agreement for an additional year to December 1, 2023 and (c) amend certain other provisions of the Revolving Credit Agreement as more specifically set forth in the Amendment to Revolving Credit Agreement. After giving effect to the Amendment to Revolving Credit Agreement, the Revolving Credit Agreement permits the Partnership to borrow up to $5 billion on a revolving credit basis.

364-Day Credit Agreement Amendment

On October 19, 2018, the Partnership entered into an Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement (the “Amendment to 364-Day Credit Agreement,” and together with the Amendment to Revolving Credit Agreement, the “Credit Agreement Amendments”) with the lenders party thereto and the Administrative Agent pursuant to which the lenders thereto severally agreed to (a) extend the maturity date of the Partnership’s 364-day existing revolving credit facility provided pursuant to the 364-Day Credit Agreement, dated as of December 1, 2017 (as amended, supplemented and modified, the “364-Day Credit Agreement”), by and among the Partnership, the several banks and other financial institutions party thereto and the Administrative Agent of the 364-Day Credit Agreement, for an additional 364 days to November 29, 2019 and (b) amend certain other provisions of the Credit Agreement as more specifically set forth in the Amendment to 364-Day Credit Agreement.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Credit Agreement Amendments and is qualified in its entirety by reference to the Amendment to Revolving Credit Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and to the Amendment to 364-Day Credit Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement dated as of October 19, 2018 among Energy Transfer Partners, L.P., Sunoco Logistics Partners Operations L.P., Wells Fargo Bank, National Association, as Administrative Agent, the other lenders party thereto and the other parties named therein.

10.2	Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement dated as of October 19, 2018 among Energy Transfer Partners, L.P., Sunoco Logistics Partners Operations L.P., Wells Fargo Bank, National Association, as Administrative Agent, the other lenders party thereto and the other parties named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C., its general partner

Date: October 19, 2018	By:	/s/ Thomas E. Long
Name: Thomas E. Long
Title: Chief Financial Officer

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